EXHIBIT 11
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                          CASCADE COMMUNICATIONS CORP.

               Weighted Shares Used in Computation of Earnings per Share

                                                                        Shares
            For the three months ended June 29, 1996
            Common stock outstanding, beginning of period            84,859,034
            Weighted average common stock issued during the
               three months ended June 29, 1996                       3,387,570
            Weighted average common stock equivalents                 9,595,004
            Weighted average shares of common stock outstanding      97,841,608

            For the three months ended July 1, 1995

            Common stock outstanding, beginning of period            83,001,816
            Weighted average common stock issued during the
               three months ended July 1, 1995                          126,333
            Weighted average common stock equivalents                 7,584,930
            Weighted average shares of common stock outstanding      90,713,079

            For the six months ended June 29, 1996

            Common stock outstanding, beginning of period            83,781,080
            Weighted average common stock issued during the
               six months ended June 29, 1996                         3,652,417
            Weighted average common stock equivalents                 9,439,183
            Weighted average shares of common stock outstanding      96,872,680

            For the six months ended July 1, 1995

            Common stock outstanding, beginning of period            81,487,740
            Weighted average common stock issued during the
               six months ended July 1, 1995                          1,209,654
            Weighted average common stock equivalents                 7,906,266
                                                                    ------------
            Weighted average shares of common stock outstanding      90,603,660
                                                                     ==========
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